SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549


                                 --------------


                                    FORM  8-K

                                 CURRENT  REPORT

                         PURSUANT  TO  SECTION  13  OR  15(d)
                     OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934


                                 --------------


       Date  of  Report  (Date  of  earliest  event  reported):  June  13,  2003



                                  Flexxtech  Corporation
             (Exact  name  of  registrant  as  specified  in  its  charter)


  Nevada                         000-25499               88-0390360
---------------             --------------------    -------------------
(State  or  Other                 (Commission            (IRS  Employer
Jurisdiction  of                 File  Number)         Identification  No.)
Incorporation)

                       18  Technology  Dr.,  Suite  140A
                            Irvine,  CA  92618
                        Facsimile:  (949)753-7499
               ---------------------------------------------------
               (Address  of  principal  executive  offices)  (Zip  Code)


  Registrant's  telephone  number,  including  area  code:  (949)753-7551

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Pursuant to a Stock Purchase Agreement dated as of May 16, 2003 (the "Purchase Agreement") by and between Flexxtech Corporation (the "Purchaser" or the "Company"), a Nevada corporation and Michael Cummings an individual, (the "Seller"), the owner of 100% of the outstanding shares of common stock of Network Installation, Inc., a California corporation ("Network"), in which the Purchaser acquired all of the outstanding shares of Network common stock ("Stock").

     The purchase price consisted of fifty-thousand dollars in cash ($50,000) and seven million three hundred eighty two thousand (7,382,000) shares of Flexxtech Common Stock ("Flexxtech Stock"). In addition, Purchaser shall issue a five year option to purchase an additional six hundred eighteen thousand (618,000) shares of Flexxtech Stock to Seller if Network's total revenue exceeds four hundred fifty thousand dollars ($450,000) for the period beginning on June 1, 2003 and ending August 31, 2003. The option is exercisable at a price equal to the closing bid price of the Stock on August 31, 2003.

     At the time of the acquisition there were no material relationships between the Purchaser or any of its affiliates, any directors or officers, or any associate of such director or officer, on the one hand, and the Seller, on the other hand. As a result of the acquisition, Michael Cummings replaced Michael Novielli as Chief Executive Officer and became a director of the Company. Mr. Novielli will remain as Chairman of the Board of Directors.

     The terms and conditions of the acquisition of the Stock are contained in the Stock Purchase Agreement, which is attached hereto as Exhibit 2.1. The foregoing description of the terms and conditions of the Stock Purchase
Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Stock Purchase Agreement.


ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

     On May 23, 2003, the Company issued a press release related to the Purchase Agreement. The press release, is filed as Exhibit 99.1.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)      Financial  Statements  of  Business  Acquired.

         The financial information required by this Item will be filed by an amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 7(a)(4) of this Form.

(b)      Pro  Forma  Financial  Information.

         The financial information required by this Item will be filed by an amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 7(a)(4) of this Form.

(c)      Exhibits.

          2.1 Stock Purchase Agreement dated as of May 16, 2003 by and between Flexxtech Corporation and Michael Cummings.

          99.1  The  Registrant's  Press  Release  dated  May  23,  2003.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Flexxtech  Corporation
                                       (Registrant)



Date:  June  13,  2003                     /s/  Michael  Cummings
                                     -----------------------------------------
                                       Name:  Michael  Cummings
                                       Title:  CEO  and  Director

EXHIBIT  2.1  STOCK  PURCHASE  AGREEMENT

     THIS STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into this 16th day of May, 2003, by and between Michael Cummings an individual, (hereinafter referred to as the "Seller"), the owner of the shares of common stock of Network Installation, Inc., a California corporation (the "Network"), and Flexxtech Corporation, a Nevada corporation (hereinafter referred to as the "Purchaser");
WITNESSETH:
     WHEREAS, the Seller is the record owner and holder of an aggregate of 13,750 shares (the "Shares") which represents one hundred percent (100%) of the issued and outstanding common stock of Network Installation, Inc. ("Network"), a California corporation, representing 100% of the Corporation which Corporation currently has authorized capital stock of an aggregate of 500,000 shares of $0.001 par value common stock, as set forth in Exhibit "A" and

     WHEREAS, the Purchaser desires to purchase the Shares, and the Seller desires to sell or cause to be sold the Shares, upon the terms and subject to the conditions herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and the sale of the Shares, it is hereby agreed as follows:

PURCHASE  AND  SALE:  CLOSING.

A. PURCHASE AND SALE OF CORPORATION'S STOCK. Upon the date set forth in this Agreement ("Closing Date"), and subject to the terms and conditions hereinafter set forth, the Seller shall sell, convey and transfer, or cause to be sold, conveyed or transferred, that number of the Shares of the Corporation's Stock corresponding to 100% ownership of Network on the Closing Date as set forth in Exhibit "A.

B. PROCEDURE FOR CLOSING. The closing of the transaction contemplated by this Agreement ("Closing"), shall be held at Flexxtech's offices on or about May 16, 2003, at 5:00PM or such other place, date and time as the parties hereto may otherwise agree.

AMOUNT AND PAYMENT OF PURCHASE PRICE. The total consideration and method of payment thereof are in seven million three hundred eighty two thousand (7,382,000) shares of Flexxtech Common Stock ("Stock"). In addition, Purchaser shall issue a five year option to purchase an additional six hundred eighteen thousand (618,000) shares of Stock to Seller if Network's total revenue exceeds four hundred fifty thousand dollars ($450,000) for the period beginning on June 1, 2003 and ending August 31, 2003. The option is exercisable at a price equal to the closing bid price of the Stock on August 31, 2003.

REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby warrants and represents:

A. AUTHORITY RELATIVE TO THIS AGREEMENT. Except as otherwise stated herein, the Seller has full power and authority to execute this Agreement and carry out the transactions contemplated by it and no further action is necessary by the Seller to make this Agreement valid and binding upon Seller and enforceable against them in accordance with the terms hereof, or to carry out the actions contemplated hereby. The execution, delivery and performance of this Agreement by the Seller will not:

i. constitute a breach or a violation of Seller's Certificate of Incorporation, By-Laws, or of any law, agreement, indenture, deed of trust, mortgage, loan agreement or other instrument to which it is a party, or by which it is bound;

ii. constitute a violation of any order, judgment or decree to which it is a party or by which its assets or properties are bound or affected; or

iii     result  in  the  creation  of  any  lien, charge or encumbrance upon its assets  or  properties,  except  as  stated  herein.

OWNERSHIP. All of such outstanding shares have been duly authorized, validly issued and are fully paid and non-assessable, were not issued in violation of the terms of any agreement or other understanding legally binding upon the Corporation and were issued in compliance with all applicable laws and regulations.

REVENUES. Seller represents and warrants that Network, Network Installation had revenues of three hundred seventy four thousand one hundred seventy one ($374,171) and eight hundred four thousand and eighty dollars ($804,080) for the years ended December 31, 2001 and December 31, 2002, respectively.

D. BROKERAGE. The Seller has not made any agreement or taken any other action which might cause anyone to become entitled to a broker's fee or commission from the as a result of the transactions contemplated hereunder.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. Purchaser hereby warrants and represents:

A. AUTHORITY RELATIVE TO THIS AGREEMENT AND ANCILLARY DOCUMENTS. Except as otherwise stated herein, the Purchaser has full power and authority to execute this Agreement, and carry out the transactions contemplated hereby and thereby and no further action is necessary by the Purchaser to make this Agreement valid and binding upon Purchaser and enforceable against it in accordance with the terms hereof, or to carry out the actions contemplated hereby and thereby. The execution, delivery and performance of this Agreement by the Purchaser will not :

i. constitute a breach or a violation of any law, agreement, indenture, deed of trust, mortgage, loan agreement or other instrument to which it is a party, or by which it is bound;

ii. constitute a violation of any order, judgment or decree to which it is a party or by which its assets or properties are bound or affected; or

iii. result in the creation of any lien, charge or encumbrance upon its assets or properties except as stated herein.

B. BROKERAGE. The Purchaser has not made any agreement or taken any other action which might cause anyone to become entitled to a broker's fee or commission from the as a result of the transactions contemplated hereunder.


EXPENSES. Each of the parties hereto shall pay its own expense in connection with this Agreement and the transactions contemplated hereby, including the fees and expenses of its counsel and its certified public accountants and other experts.

CLOSING DELIVERIES. At each of the Closing, the deliveries hereinafter specified shall be made by the respective parties hereto, in order to consummate the transactions contemplated hereby. Delivery of documents shall be no later than June 1, 2003.

A.     DELIVERIES  BY SELLER.  Seller shall deliver or caused to be delivered to
Purchaser:

i. Stock certificates, and any and all other instruments of conveyance and transfer as required by Section 1(a) of this Agreement; and

ii. copies of all third party consents necessary to consummate the transactions contemplated hereby.

B. DELIVERIES BY PURCHASER. Purchaser shall deliver or caused to be delivered to Seller:

i.     the  Purchase  Price  as  required  by  Section  2 of this Agreement; and

ii. copies of all third party consents necessary to consummate the transactions contemplated hereby.


GENERAL.

A. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Each of the parties to this Agreement covenants and agrees that its respective representations, warranties, covenants and statements and agreements contained in this Agreement and the exhibits hereto, and in any documents delivered in connection herewith, shall survive the Closing Date indefinitely. Except agreements between the Purchaser and certain individual members of Seller, and as set forth in this Agreement, the exhibits hereto or in the documents and papers delivered in connection herewith, there are no other agreements, representations, warranties or covenants by or among the parties hereto with respect to the subject matter hereof.

B. WAIVERS. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party shall be deemed to constitute a waiver by the party taking such action or compliance with any representation, warranty, covenant or agreement contained herein, therein and in any documents delivered in connection herewith or therewith. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

VOTING.  Purchaser  and  Seller  mutually  agree;

     i. to vote all of their shares of the newly merged entity ("NewCo") in favor of the other party's candidates for the NewCo board of directors for a period of two (2) years from the Closing Date ("Vote Period").

     ii. that during the Vote Period, under no circumstance will either party vote any of their shares, in favor of the removal of any member of the NewCo board of directors unless; either or both parties voluntarily waive this right or any board member has committed an action deemed by a majority vote of the board to be detrimental to NewCo.

D. NOTICES. All notices, requests, demands and other communications, which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered or mailed, first class mail, postage prepaid:


To  Seller:

          Network  Installation,  Inc.
          Michael  Cummings
          18  Technology  Dr.,  Suite  140A
          Irvine,  CA  92618


To  Purchaser:

          Flexxtech  Corporation
          Michael  Novielli
          100  Mill  Plain  Rd.,  3rd  Floor
          Danbury,  CT  06811

or to such other address as such party shall have specified by notice in writing through Certified Mail to the other party.
E. ENTIRE AGREEMENT. This Agreement (including the exhibits hereto and all documents and papers delivered pursuant hereto and any written amendments hereof executed by the parties hereto) constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.
F. SECTIONS AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
G. GOVERNING LAW. This Agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of California. The parties herein waive trial by jury and agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in Orange County, State of California. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which, the prevailing party may be entitled.
H. CONTRACTUAL PROCEDURES. Unless specifically disallowed by law, should litigation arise hereunder, service of process therefore, may be obtained through certified mail, return receipt requested; the parties hereto waiving any and all rights they may have to object to the method by which service was perfected.
I. CONFIDENTIALITY AND NON-DISCLOSURE: Except to the extent required by law, without the prior written consent, the undersigned will not make, and will each direct its representatives not to make, directly or indirectly, any public comment, statement, or communication with respect to, or to disclose or permit the disclosure of the existence of this transaction prior to closing.
J. AMENDMENT AND WAIVER. The parties may by mutual agreement amend this Agreement in any respect, and any party, as to such party, may (a) extend the time for the performance of any of the obligations of any other party, and (b) waive (i) any inaccuracies in representations by any other party, (ii) compliance by any other party with any of the agreements contained herein and performance of any obligations by such other party, and (iii) the fulfillment of any condition that is precedent to the performance by such party of any of its obligations under this Agreement. To be effective, any such amendment or waiver must be in writing and be signed by the party against whom enforcement of the same is sought.
K. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of whom shall for all purposes are deemed to be an original and all of which shall constitute one instrument.


IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto, all on the date first above written.


PURCHASER
Flexxtech  Corporation

_____________________________________
Michael  A.  Novielli,  Chairman


SELLER
Michael  Cummings

_____________________________________

EXHIBIT  99.1     PRESS  RELEASE

FLEXXTECH  CORPORATION  CLOSES  MERGER  WITH  NETWORK  INSTALLATION  CORPORATION

        DANBURY, CT -- (BUSINESS WIRE) - May 23, 2003 - Flexxtech Corporation (OTC Bulletin Board: FLXE) announced today that it has closed on its merger with Irvine, CA-based Network Installation Corp.

     "With many of the major issues involving the corporate restructuring behind us, we are both anxious and thrilled to embark on a new path and believe that this merger with Network Installation will bring tremendous value to our shareholders and investors", stated Flexxtech Chairman Michael Novielli.

     "I am excited about the new direction and promising future ahead for Flexxtech", added incoming Flexxtech CEO Michael Cummings. "Our two-pronged approach will be to continue focusing on Network's core competency of project management in networking infrastructure design, installation, and support. We also are currently leveraging our industry proficiency in our pursuit of an enormous opportunity within the burgeoning Wi-Fi arena."

     In conjunction with the merger, Mr. Cummings has also been named to the Board of Directors. Mr. Novielli has resigned as Flexxtech CEO but will remain in his capacity as Chairman.

        About  Network  Installation  Corporation
        -----------------------------------------

        Network Installation Corp., is one of Southern California's leading independent designers and installers of data, voice, and video networks. Some of Network's clients include; IBM, Cisco Systems, The Travelers, UPS, University of Southern California, UCLA, The Counties of Los Angeles and Orange, among other Fortune 1000 companies and highly regarded institutions. Additional information on Network Installation can be viewed at www.networkinstallationcorp.com.
                                                -------------------------------
Flexxtech's  public  filings  can  be  viewed  at  www.sec.gov.
                                                   -----------

        This  release  contains forward-looking statements within the meaning of
Section 27a of the Securities Act of 1933, as amended and section 21e of the Securities Exchange Act of 1934, as amended. Those statements include the intent, belief or current expectations of the company and its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Accomplishing the strategy described herein is significantly dependent upon numerous factors, many of which are not in management's control. Some of these factors include the ability of the company to raise sufficient capital, attract qualified management, attract new customers, and effectively compete against similar companies.

Contact:  Michael  Novielli,  Chairman
      (203)  791-3838